EXHIBIT 4

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                          PROSPERITY BANCSHARES, INC.
COMMON SHARES                                                      COMMON SHARES
               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
                 THIS CERTIFICATE IS TRANSFERABLE IN DENVER, CO

  SEE REVERSE FOR INFORMATION CONCERNING CERTAIN DEFINITIONS AND RESTRICTIONS

This certifies that
                                                               CUSIP 743606 10 5


is the owner of

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK
                     OF THE PAR VALUE OF $1.00 PER SHARE OF

               ---------- PROSPERITY BANCSHARES, INC. -----------

transferable on the books of the Corporation by the holder hereof, in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to the provisions of the laws of the State of Texas and to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation, and all amendments thereto, to all of which the holder of this Certificate by acceptance hereof assents.

               Witness the facsimile seal of the Corporation and
                the signatures of its duly authorized officers.

DATED:

____________________________      [SEAL]     ___________________________________
                   SECRETARY                                           PRESIDENT

                                             Countersigned and Registered:
                                             American Securities Transfer &
                                               Trust, Inc.
                                             Transfer Agent & Registrar
                                             PO Box 1596
                                             Denver, Co  80201

                                             By: _______________________________
                                                            Authorized Signature

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     THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND TO
ISSUE SHARES OF PREFERRED STOCK IN SERIES. THE AMENDED AND RESTATED ARTICLES OF INCORPORATION ON FILE WITH THE SECRETARY OF STATE OF TEXAS HAVE DENIED THE PREEMPTIVE RIGHT OF SHAREHOLDERS TO ACQUIRE UNISSUED OR TREASURY SHARES, AND FURTHER SET FORTH ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, THE VARIATIONS IN
THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE CORPORATION WILL FURNISH A COPY OF SUCH AMENDED AND RESTATED ARTICLES OF INCORPORATION TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common             UNIF GIFT MIN ACT-__________ Custodian____________
     TEN ENT -- as tenants by the entireties                         (Cust)              (Minor)
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants                     under Uniform Gifts to Minors
                in common                                           Act__________________________
                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

      For Value Received,___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________



                                       X________________________________________
                                        THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                            NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By: ________________________________________
    THE SIGNATURE(S) SHOULD BE GUARANTEED BY
    AN ELIGIBLE GUARANTOR INSTITUTION
    (BANKS, STOCKBROKERS, SAVINGS AND LOAN
    ASSOCIATIONS AND CREDIT UNIONS WITH
    MEMBERSHIP IN AN APPROVED SIGNATURE
    GUARANTEE MEDALLION PROGRAM) PURSUANT TO
    S.E.C. RULE 17Ad-15.

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